UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Radian Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350 Wayne, Pennsylvania, 19087
(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2023, the Board of Directors of Radian Group Inc. (the “Company”) appointed Sumita Pandit as Senior Executive Vice President and Chief Financial Officer (principal financial officer), effective immediately. Ms. Pandit succeeds J. Franklin Hall who served as the Company’s Chief Financial Officer until December 2022. Robert J. Quigley, while continuing to serve in his role as Radian’s Controller and Chief Accounting Officer, had been designated as the Company’s interim principal financial officer since December 14, 2022.

Ms. Pandit joined the Company in March of 2023 as Senior Executive Vice President, Chief Growth Officer, working with Chief Executive Officer Rick Thornberry and the Company’s executive leadership team to develop and execute the Company’s long-term growth and innovation plans. As Chief Financial Officer, Ms. Pandit will retain those strategic and business development duties while assuming responsibility for the Company’s financial functions, including financial reporting, financial planning and analysis, enterprise capital planning, investment portfolio management and other treasury activities, investor relations, and tax. A description of Ms. Pandit’s experience prior to joining the Company is disclosed in the “Executive Officers” section of the Company’s 2023 Proxy Statement filed with the Securities and Exchange Commission on March 31, 2023 (the “2023 Proxy Statement”).

In connection with her employment by the Company as Chief Growth Officer, Ms. Pandit and the Company entered into a letter agreement dated January 30, 2023 setting forth the terms of Ms. Pandit’s compensation and benefits (the “Letter Agreement”).  The terms of her compensation did not change as a result of her appointment as Chief Financial Officer.  Set forth below is a description of the Letter Agreement, which is qualified in its entirety by reference to the full text of the agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Pursuant to the Letter Agreement, Ms. Pandit will receive the following compensation for 2023: (1) an annual base salary of $500,000; (2) eligibility to participate in the Company’s short-term incentive program, or any successor plan, with a target incentive award equal to 100% of her base salary; and (3) eligibility to participate in any long-term equity incentive programs established by the Company for its senior level executives, including the Radian Group Inc. 2021 Equity Compensation Plan, or any successor plan, with a target level award of $1,500,000, in each case, with amounts and targets subject to review and change for future periods as determined by the Compensation and Human Capital Management Committee of the Company’s Board of Directors and as described in the “Compensation Discussion and Analysis” section of the 2023 Proxy Statement.

In addition, pursuant to the Letter Agreement, Ms. Pandit was entitled to a sign-on equity award in connection with her joining the Company equal to $750,000, for which she was granted 32,823 restricted stock units (“RSUs”) on March 6, 2023. These sign-on RSUs are scheduled to vest on the second anniversary of the date of grant, subject to the terms and conditions of the award, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023

Ms. Pandit will be provided with vacation, holiday, and sick leave, at levels commensurate with those provided to other executive officers of the Company, and she may participate in the Company’s other employee benefit plans, in accordance with their terms.

In connection with her employment, Ms. Pandit entered into an Executive Severance Agreement and a Restrictive Covenants Agreement with the Company on terms and conditions consistent with those applicable to other executive officers of the Company, and as described in the 2023 Proxy Statement.  The Executive Severance Agreement and Restrictive Covenants Agreement will be filed as exhibits to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

The Company also intends to enter into an Indemnification Agreement with Ms. Pandit that provides contractual indemnification, expense advancement and other rights on the same terms and conditions applicable to other executive officers of the Company. The Company’s form of Indemnification Agreement was filed as Exhibit 10.39 to its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the Securities and Exchange Commission on February 24, 2023.

There are no arrangements or understandings between Ms. Pandit and any other person pursuant to which she was selected as an officer. Ms. Pandit does not have any familial relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Ms. Pandit has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

The Company’s news release announcing the appointment of Ms. Pandit as Company’s Chief Financial Officer is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1*	Radian Group Inc. News Release dated May 18, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: May 18, 2023	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary